FILER:

     COMPANY DATA:
          COMPANY CONFORMED
          NAME:                   BOATRACS INC /CA/
          CENTRAL INDEX KEY:       0000700941
          STANDARD INDUSTRIAL
          CLASSIFICATION:          COMMUNICATION  SERVICES, NEC
          IRS NUMBER:              330644381
          STATE OF INCORPORATION:  CA
          FISCAL YEAR END:         1231

     FILING VALUES:
          FORM TYPE:          DEF 14A
          SEC ACT:            1934 Act
          SEC FILE NUMBER:    000-11038
          FILM NUMBER:        96547500

     BUSINESS ADDRESS:
          STREET 1:           6440 LUSK BLVD
          STREET 2:           STE D201
          CITY:                    SAN DIEGO
          STATE:              CA
          ZIP:                92121
          BUSINESS PHONE:          6195871981

     MAIL ADDRESS:
          STREET 1:           6440 LUSK BLVD
          STREET 2:           STE D201
          CITY:                    SAN DIEGO
          STATE:              CA
          ZIP:                92101

     FORMER COMPANY:
          FORMER CONFORMED NAME:   FIRST NATIONAL CORP /CA/
          DATE OF NAME CHANGE:          19920703
</DISCLOSURE-HEADER>

                                       SCHEDULE 14A
                                      (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                              SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)
Filed by the Registrant X
Filed by a Party other than the Registrant
Check the appropriate box:
      Preliminary Proxy Statement             Confidential,  for
                                        Use of the Commission Only
                                         (as permitted by Rule
                                         14a-6(e)(2))
 X Definitive Proxy Statement
     Definitive Additional Materials
      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Boatracs, Inc.
            (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

(Payment of Filing Fee (Check the appropriate box):
    X       $125  per  Exchange  Act Rules  0-11(c)(1)(ii),  14a-
6(i)(1), or 14a-6(i)(2)
               or Item 22(a)(2) of Schedule 14A.

     $500  per each party to the controversy pursuant to Exchange
Act Rule
          14a-6(i)(3).

           Fee computed on table below per Exchange Act Rules 14a
6(i)(4) and
               0-11.

           (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined);

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid: $125

            Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
           Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

           (2)  Form, Schedule or Registration Statement No.: DEF 14A

          (3)   Filing Party: Registrant

          (4)  Date Filed: March 27, 1997

                         BOATRACS, INC.

                    NOTICE OF ANNUAL MEETING
                          to be held on

                           May 7, 1997


      NOTICE  IS  HEREBY  GIVEN that the Annual  Meeting  of  the
Stockholders of BOATRACS, Inc., a California corporation (the "Company"), will be held at QUALCOMM, Inc., 6455 Lusk Boulevard, San Diego, California 92121 on May 7, 1997, at 2:00 p.m. for the following purposes:

     1.   To elect a Board of six Directors;

      2. To consider and act upon a proposal to ratify and approve certain amendments to the BOATRACS, Inc. 1996 Stock
Option Plan; and

      3. To consider and act upon any other matters which may properly come before the Annual Meeting and any adjournment thereof.

     In accordance with the provisions of the bylaws, the Board of Directors has fixed the close of business on March 21, 1997, as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at said Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement. Stockholders who do not expect to attend the Annual Meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope.

                      By Order of the Board of Directors,


                              MICHAEL SILVERMAN
                         President
San Diego, California
April 1, 1997

                         PROXY STATEMENT

                         BOATRACS, INC.
                 6440 Lusk Boulevard, Suite D201
                   San Diego, California 92121



                 ANNUAL MEETING OF STOCKHOLDERS
                          to be held on

                           May 7, 1997


                           I.  PROXIES

      The enclosed proxy is solicited by and on behalf of the Board of Directors of BOATRACS, Inc., a California corporation (the "Company"), for use at the Company's 1997 Annual Meeting of Stockholders to be held on May 7, 1997, at QUALCOMM, Inc., 6455 Lusk Boulevard, San Diego, California 92121 at 2:00 p.m., and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any Stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to the Company at its principal office, 6440 Lusk Boulevard, Suite D201, San Diego,
California 92121, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by attendance at the Annual Meeting and voting in person by the person executing the proxy. The solicitation of proxies is being made only by use of the mails and the cost thereof will be borne by the Company. This Proxy Statement and the Annual Report of the Company for the year ended December 31, 1996, will be mailed on or about April 2, 1997, to each stockholder of record as of the close of business on March 21, 1997.

     The cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, Directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

       When your proxy is returned properly signed, the shares represented will be voted in accordance with your directions. Where specific choices are not indicated, proxies will be voted in favor of the six persons nominated to be Directors in Proposal One and in favor of Proposal Two. If a proxy or ballot indicates that a stockholder or nominee abstains from voting or that shares are not to be voted on a particular proposal, the shares will not be counted as having been voted on that proposal, and those shares will not be reflected in the final tally of the votes cast with regard to that proposal, although such shares will be counted as in attendance at the Annual Meeting for purposes of determining a quorum. Additionally, broker non-votes are not counted as votes cast on any matter to which they relate.

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business.

     No shareholder may cumulate votes unless a shareholder has announced at the Annual Meeting the intention to do so before the voting has begun, but if any shareholder makes such an announcement, all shareholders may cumulate votes. Cumulative voting rights entitle a shareholder to give one nominee as many votes as are equal to the number of Directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his or her votes as the shareholder sees fit among two or more nominees on the same principle, up to the total number of nominees to be elected. The six nominees for Director receiving the highest number of votes at the Annual Meeting from the holders of Common Stock will be elected.

     With respect to voting on Proposal Two, an affirmative vote of a majority of the shares represented and voting at the Annual
Meeting is required for approval of the matter.

     Directors and officers beneficially own approximately 56% of the outstanding shares of Common Stock. The Directors and officers have indicated that they intend to vote for each of the nominees for Director and in favor of Proposal Two. Therefore, in the absence of cumulative voting, the election of each nominee as a Director is assured. Further, the approval of Proposal Two is assured.


                      II. Voting Securities

      The Company had 12,602,310 shares of Common Stock, no par value (the "Common Stock"), outstanding as of March 21, 1997. Holders of record of shares of the Common Stock at the close of business on March 21, 1997, will be entitled to notice of and to vote at the Annual Meeting and will be entitled to one vote for each such share so held of record.

     Set forth below is certain information concerning the ownership of the Company's Common Stock as of March 21, 1997, by
(i) all persons known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock, (ii) each Director of the Company, (iii) each executive officer of the Company, and
(iv) all executive officers and Directors of the Company as a group. Except as otherwise indicated, and subject to applicable community property and similar laws, the persons named have sole voting and investment power with respect to the securities owned by them.

                         Number of Shares     Percent of
                         Beneficially Owned  Outstanding Shares

QUALCOMM Incorporated         1,112,265            9%
 6455 Lusk Boulevard
 San Diego, CA 92121

Michael Silverman             5,410,716(1)        43
Ilana Silverman               0                    *
Annette Friskopp              397,931              3
Dale Fisher                   27,001(4)            *
Giles Bateman                 665,825              6
Luis Maizel                   100,921(2)           *
Norman Kane                   471,667(3)           4
All Directors and Executive
Officers as a group
(7 persons)(5)                7,074,061           56%
______________________
(1)  Includes 327,599 shares held by Mr. Silverman's son.
(2) Includes 83,600 shares held by the Maizel Family Trust of which Mr. Maizel is a trustee and 15,321 shares held in a Retirement Plan for which Mr. Maizel is a trustee.
(3) Includes 92,150 shares held by the Norman Kane Defined Benefit Plan of which Dr. Kane has beneficial ownership.
(4) Includes 20,000 shares held in a Family Trust for which Ms. Fisher is a trustee, and 2,000 shares are held in an IRA account.
(5)  Includes shares issuable upon the exercise of options within
  sixty  days  of  March 21, 1997    as follows:   Ms.  Friskopp,
  20,000 shares; Ms. Fisher, 5,000 shares; Mr. Bateman, 2,000 shares; Mr. Kane, 2,000 shares; and Mr. Maizel, 2,000 shares.
*   Less than 1%

                   III. Election Of Directors

     The  persons  named below have been nominated by  management for  election as Directors of the Company to serve until the 1998
Annual   Meeting  of  Stockholders  or  until  their   respective
successors are duly elected and qualify.

     Unless otherwise instructed, the enclosed proxy will be voted for election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by management in the unanticipated event that any nominee is unable to or declines to serve.

Name of Nominee          Age       Position with the Company

Michael  Silverman       52         Chairman,  Chief  Executive
                                    Officer, President, Director

Annette Friskopp         32        Secretary, Director

Giles Bateman            52        Director

Luis Maizel              46        Director

Norman Kane              46        Director

Ilana Silverman          49        Director


     Mr. Silverman formed Old BOATRACS in 1990 and served as Chairman, Chief Executive Officer, President and a Director of that company from its inception until the merger of BOATRACS, Inc. ("Old BOATRACS") with the Company (the "Merger"), at which time he assumed his present positions with the Company. Mr. Silverman is also a Director of JAYARK Corporation, an importer and distributor of furniture. Mr. Silverman is a Chartered Accountant (South Africa) and received a Master of Business Administration degree from Stanford University.

     Ms. Friskopp joined Old BOATRACS in 1991 as Senior Vice President of Production, Development and Operations and assumed her present positions with the Company following the Merger. She became a Director of the Company at the Merger. Prior to Ms. Friskopp joining Old BOATRACS, she attended Harvard Business School full-time where a Master of Business Administration degree was conferred upon her. Ms. Friskopp holds a Bachelor of Science degree in Accounting with emphasis on International Business from the University of Nebraska and she has credits from other universities for her studies in Europe and Asia. She is a
Certified Public Accountant and previously worked in the audit division of Price Waterhouse.

     Mr. Bateman was elected a Director of Old BOATRACS in 1994 and became a Director of the Company upon the Merger. Since 1991, Mr. Bateman has served as a Director of Comp USA, a superstore computer retailer, and has served as that company's Chairman since 1993. Mr. Bateman was a co-founder of The Price Company and served as Chief Financial Officer and a Director of that company from 1976 to 1991 and as Vice Chairman from 1986 to 1991.

     Mr. Maizel became a Director of the Company in October 1995. For more than the past five years, Mr. Maizel has been president of LM Advisors, LM Capital Management, money management firms and board member of several financial and commercial corporations both in the U.S. and Mexico. He was born and raised in Mexico City, holds a BS in Mechanical Electrical Engineering, an MS in Industrial Engineering from the National University of Mexico and an MBA from Harvard Business School where he also was a faculty member.

     Dr. Kane became a Director of the Company in October 1995. Dr. Kane is an orthopedic surgeon practicing in San Diego. For more than the past five years, Dr. Kane has been the President of La Jolla Sports Orthopaedic and Knee Surgery Medical Group and a Director of TRI CITY Orthopedic Medical Group. From 1986-1989, Dr. Kane was the surgeon for the San Diego Chargers, and in 1988 was the surgeon for the San Diego Soccers.

     Ms.  Silverman was appointed a Director in March 1996.   For
more than the past five years, Ms. Silverman has been active in charitable and community organizations. She holds a Bachelor of Arts degree from the University of Natal, South Africa.

     There is no family relationship between any of the Company's Directors and officers, except that Michael Silverman and Ilana Silverman are married. There are no arrangements or understandings between any Director or executive officer and any other person pursuant to which any person has been elected or nominated as a Director or executive officer. All Directors and executive officers serve for a term of one year until the next Annual Meeting of stockholders.

     During the year ended December 31, 1996, the Board of Directors held three meetings where all Directors were present except Ms. Friskopp who attended two of the meetings. The Company intends to hold quarterly meetings of its Board of Directors in the future. The Company presently has a Compensation Committee of the Board of Directors consisting of Giles Bateman and Michael Silverman. The Compensation Committee's basic function is to set the salary for employees and promotions. The Audit Committee, consisting of Giles Bateman and Norman Kane, advises the Board of Directors as to the selection of the Company's independent accountants. During 1996, the Compensation and Audit Committees each held one meeting.


                            IV. Executive Compensation

Executive Compensation

     The following table sets forth for the years indicated certain compensation of the Company's chief executive officer and the executive officers of the Company who earned more than $100,000 in such years.

                   SUMMARY COMPENSATION TABLE

                         Annual Compensation
Principal Position       Year      Salary         Bonus

Michael Silverman        1996      $100,000          $0
 Chairman, President     1995      $100,000          $0
 and Chief Executive     1994      $100,000(1)       $0
 Officer

Annette Friskopp         1996      $124,961     $31,950
 Chief Operating Officer 1995      $107,654     $31,800
                         1994      $92,654           $0
________________
(1)  In 1994, $69,230 of Mr. Silverman's compensation earned  was
  deferred   pursuant  to  a  deferred  compensation  arrangement
  entered into between the Company and Mr. Silverman, increasing the balance of deferred compensation to $369,230.

      In November 1995, a promissory note between the Company and Michael Silverman, President and Chief Executive Officer, was entered into, allowing Mr. Silverman to borrow up to $369,230 from the Company. During 1996, it was amended allowing the Company to offset the loan outstanding balance against the deferred income balance. The promissory note is collateralized by deferred income owing to Mr. Silverman in the same amount and will bear interest at 5.5%. At December 31, 1996, Mr. Silverman had borrowed $310,000, and interest in the amount of $14,101 had been accrued. The total outstanding has been offset against the deferred income as of December 31, 1996.

     The Company also provides certain compensatory benefits and other non-cash compensation to the persons named in the Summary Compensation Table. The incremental cost to the Company of all such benefits and other compensation paid in the years indicated to such named individuals was less than 10% of his or her reported compensation and also less than $50,000.

     The  Company  entered  into  an  employment  agreement  with
Michael Silverman, its Chairman, Chief Executive Officer, President and majority shareholder, effective January 1, 1995. Under the agreement, Mr. Silverman's annual base compensation is $100,000, with such increases, bonus compensation and benefits as the Board of Directors may determine from time to time. The agreement has a one-year term and automatically renews annually for successive one- year periods unless terminated by the Board of Directors upon notice given by November 1 of the prior year. The agreement is terminable by the Company only for good cause, as defined in the agreement.

     The Company has entered into an Addendum to Stock Issuance/Employment Agreement effective January 21, 1991, and amended July 1995, whereby Annette Friskopp's salary from April to December 1995 was $108,000 and after December 1995 increased to $120,000 per annum. In addition, beginning January 1995, she became entitled to a bonus for each unit sold to an end user. In addition, the Agreement granted Ms. Friskopp an option to acquire 100,000 additional shares of capital stock, which has been treated as being a grant pursuant to the Company's 1996 Stock Option Plan at a price equal to the fair market value of such shares on the date of grant. In December 1996, Ms. Friskopp was awarded an option to purchase 150,000 shares of the Company's common stock at an exercise price of $1.125 per share. The options will vest 20% annually over five years.

            The following table sets forth the information concerning individual grants of stock options and appreciation rights during the last fiscal year to the Company's chief executive officer and the executive officers of the Company who earned more than $100,000 last year.

              OPTION/SAR GRANTS IN LAST FISCAL YEAR
                       (Individual Grants)

                                   Percent Of
                    Number of      Total Options/
                    Securities     SARs Granted
                    Underlying     To Employees   Exercise Or
                    Options/SARs   In Fiscal      Base Price
Name                Granted (#)    Year          (S/Sh)        Expiration

Michael Silverman    -----          -----         -----        -----

Annette Friskopp      100,000           15%       $1.00         2003

Annette Friskopp      150,000           22%       $1.125        2003

     The following table sets forth the information concerning each exercise of stock options during the last fiscal year by each of Company's chief executive officer and the executive officers of the Company who earned more than $100,000 last year and the fiscal year value of unexercised options.

       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FY-END OPTION/SAR VALUES

                                     Number Of
                                     Securities        Value Of
                                     Underlying        Unexercised
                   Shares            Unexercised       In-The-Money
                   Acquired          Options/SARs      Options/SARs
                   On       Value    At FY-End (#)     At FY-End(S)
                   Exercise Realized Exercisable/      Exercisable/
Name                  (#)    ($)     Unexercisable     Unexercisable

Michael Silverman    -----   -----      -----              -----

Annette Friskopp      -0-    N/A       0/250,000            0/0

Compensation Committee Interlock and Insider Participation

     During fiscal year 1996, Michael Silverman, an officer of the Company, participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

Director Compensation

     Non-employee directors of the Company receive $500 for each meeting of the Board of Directors that they attend. Directors are reimbursed for certain expenses in connection with attendance at Board and committee meetings. Non-employee Directors participate in the 1996 Stock Option Plan and each non-employee director was awarded an option to purchase 10,000 shares of the Company's common stock at an exercise price of $1.00 per share.

Compliance with Section 16(a) of the Securities Exchange  Act  of
1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ending December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial stockholders were complied with, except for a single Form 4, which was filed 10 days late on behalf of Luis Maizel for a Pension Plan transaction for which Mr. Maizel is a trustee.


                    V.  Certain Transactions

     In March 1995, QUALCOMM, the sole supplier of the OmniTRACS equipment sold by the Company, purchased 1,112,265 shares of the Company's Common Stock in consideration of a reduction in price of certain products and services provided by QUALCOMM to the Company. As a result of such purchase, QUALCOMM owns approximately 9% of the Company's issued and outstanding Common Stock.

     In March 1995, the Company entered into the License Agreement with QUALCOMM authorizing QUALCOMM to use, sublicense and distribute certain interface software developed and owned by the Company as an enhancement to QUALCOMM's OmniTRACS System. The License Agreement will terminate upon the termination of the Distribution Agreement between the Company and QUALCOMM.

     In March 1995, the Distribution Agreement between the Company and QUALCOMM was amended. As a result of such amendment, the Company obtained exclusive distribution rights in the United States for marine application of the OmniTRACS System when the Company purchased a total of 700 MCTs from QUALCOMM during 1996, subject to certain minimum purchase requirements.

      In February 1996, the Company signed a Memorandum of Understanding (the "MOU") with ALCATEL QUALCOMM, a French company, which is a joint venture company between the ALCATEL Group and QUALCOMM. The MOU contemplates BOATRACS operating in Europe under a similar basis that it operates in the United States by providing maritime satellite-based communications and tracking of vessels.

      In October 1995, the Company issued 25,000 Common Stock purchase warrants. The warrants represent the right to purchase one share of the Company's Common Stock at $1.50 and expires during October 1998.

      VI.  Approval of Amendment to 1996 Stock Option Plan

     The Board has approved certain amendments to the Plan to comply with the changes in Section 16 of the Securities Exchange Act of 1934, which regulates the purchase and sales of the Company's equity securities by certain insiders. A summary of the Plan follows, but is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix I to this Proxy Statement.

Shares

     There are 1,000,000 shares of the Common Stock authorized under the Plan. Shares awarded under the Plan may be composed of, in whole or in part, authorized and unissued shares or treasury shares. If shares subject to an option under the Plan cease to be subject to such option, such shares are available for future distribution under the Plan. At no time during the term of the Plan, however, may the total number of shares of Common Stock subject to outstanding options under the Plan, any other stock option plan or any stock purchase plan, stock bonus plan or singular plan of the Company in the aggregate exceed 30% of the total number of shares of Common Stock outstanding on the date of the grant of any option under the Plan.

Administration

     The Plan, as amended, will be administered by a compensation committee or such other committee designated by the Board of Directors consisting of not less than two Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 of the Securities and Exchange Commission, or if there are not at least two non-employee directors on the Board of Directors willing to serve on such compensation committee or other committee, by the Board of Directors (in any case, the "Committee"). The Committee structure will be changed to comply with any future amendments to Rule 16b-3. Subject to the provisions of the Plan, the Committee will have the authority, among other things, to set the terms of stock options granted thereunder, establish rules and regulations which is may deem appropriate for the proper administration of the Plan and interpret and make determinations under the Plan.

Participation

     Non-Qualified Options (as defined below) may be granted to any person who is or has agreed to become an officer or other employee,  consultant, adviser, independent contractor  or  agent
(each of which relationships is hereinafter referred to as a "Relationship") of the Company or any of its Subsidiaries (as defined in the Plan). Incentive Options (as defined below) may be granted to any officer or other employee of the Company or a Subsidiary. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

     Notwithstanding the foregoing, no optionee may receive in any year, whether under the Plan or any other plan of the Company, Incentive Options if the aggregate fair market value (determined at the time the Incentive Option is granted) of Common Stock for which Incentive Options are exercisable for the first time during any calendar year exceeds $100,000.

Grants Under the Plan

     The Committee will have the authority to grant stock options under the Plan.

Stock Options

     Options issued under the Plan may be either incentive stock options ("Incentive Options") under Section 422 of the Internal
Revenue Code of 1986, as amended (the "Code"), or non- qualified stock options ("Non-Qualified Options").

     Incentive Options and Non-Qualified Options granted under the Plan expire on such date as is determined by the Committee, unless earlier terminated as provided in the Plan; provided, however, that options granted under the Plan must expire within seven years after the grant date. Notwithstanding the previous sentence, with respect to Incentive Options, if an optionee owns, or would be considered to own by reason of Section 424(d) of the Code, more than 10% of the outstanding Common Stock of the Company on the grant date and if the Committee fails to fix an earlier termination date, Incentive Options expire five years after the grant date. An option is exercisable at such times as are determined on the grant date by the Committee. An optionee may exercise a part of the option from the date that part first becomes exercisable until the option expires or is otherwise terminated.

     The purchase price for shares to be issued to an optionee with respect to an Incentive Option will be not less than 100% of the fair market value (as defined in the Plan) of the Common Stock on the grant date (110% of the fair market value in the case of Incentive Options granted to a person who on the grant date owns or is considered to own more than 10% of the outstanding Common Stock). The purchase price for shares issued with respect to a Non-Qualified Option will be not less than 85% of the fair market value of the Common Stock on the grant date. The exercise price of an option, plus an applicable withholding tax, is payable in full at the time of delivery of the shares, in cash or, at the option of the Committee, in shares of the Common Stock.

     Options granted under the Plan are not transferable or assignable other than by will or by the laws of descent and distribution. Upon the termination of an optionee's Relationship with the Company or a Subsidiary by reason other than death or disability, any options granted to him shall terminate 30 days from the date on which such Relationship terminates. During such 30-day period, the optionee may exercise any option granted to him to the extent such option was exercisable on the date of termination of his Relationship and provided that such option has not expired or otherwise terminated. The optionee will also be entitled to exercise a percentage of the options that are not yet exercisable as determined by a formula based on the length of service during each period that the options become exercisable.

     Except as the Committee may expressly determine otherwise, upon the termination of an optionee's Relationship by reason of death or disability, any option granted to him shall terminate six months after the date of termination of his Relationship unless by its terms the option shall expire before such date, and shall only be exercisable to the extent exercisable on its terms the option shall expire before such date, and shall only be exercisable to the extent exercisable on the date of termination of his Relationship. The optionee will also be entitled to exercise a percentage of the options that are not yet exercisable as determined by a formula based on the length of service during each period that the options become exercisable. In the case of termination by reason of death, the option may be exercised by the person to whom the optionee's rights under the option shall pass by will or by the laws of descent and distribution. These and other terms and conditions of the options will be set forth in an agreement entered into between the Company and the optionee at the time an option is granted to such optionee.

Term

     The Plan will become effective upon stockholder approval and will expire by its terms upon the earlier of the expiration of the eight period measured from the date of the Board's adoption of the Plan or the date on which all shares available for issuance under the Plan shall have been issued or canceled pursuant to the exercise or surrender of options granted under the Plan.

Amendment

     The Plan may be discontinued or amended by the Board of Directors, except that no amendment or discontinuation may adversely affect any outstanding award without the written consent of the recipient of such award. Amendments may be made without stockholder approval except amendments which would (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares of Common Stock which may be issued under the Plan, except as permitted under the adjustment provisions described below, or (iii) materially modify the requirements as to eligibility for participation in the Plan, provided, however, that the Board may amend the Plan without stockholder approval as may be required to comply with federal and state securities laws.

Adjustments

     If the number of outstanding shares of Common Stock is increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the company
through       reorganization,      merger,      recapitalization,
reclassification,  stock dividend, stock  split,  combination  of shares  or  other  similar transaction the  aggregate  number  of shares of Common Stock subject to the Plan and the shares of Common Stock subject to issued and outstanding options under the Plan, will be appropriately and proportionately adjusted by the Committee. Any such adjustment in the outstanding options will be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with an appropriate adjustment in the price for each share or other unit of any security covered by the option.

     Notwithstanding the foregoing, upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the company to another corporation or entity, the Plan and each outstanding option shall terminate; provided, however, that: (i) each option for which no option has been tendered by the surviving or acquiring corporation, if any, in accordance with all of the terms of provision (ii) immediately below will become fully exercisable immediately before the effective date of such dissolution, liquidation, merger, consolidation or sale of assets in which the Company is not the surviving or acquiring corporation; and (iii) in its sole and absolute discretion, the surviving or acquiring corporation may, but will not be obligated to tender to any optionee holding an option, an option or options to purchase shares of the surviving or acquiring corporation, and such new option or options will contain such terms and provisions as shall be required substantially to preserve the rights and benefits of any option then outstanding under the Plan.

Certain Federal Income Tax Consequences

     Incentive Options. The Company believes that Incentive Options which are granted under the Plan will qualify as incentive stock options within the purview of Section 422 of the Code. The following is a summary of the principal federal income tax aspects of Incentive Options.

     In general, no income is recognized by an optionee at the time an Incentive Option is granted, and no income is recognized by an optionee upon its exercise of the option. If the optionee makes no disposition of the shares received upon exercise of the option within two years from the date the option was granted and one year from the date the shares were issued to the optionee upon exercise of the option, the optionee will recognize long-term capital gain or loss when the optionee disposes of the shares. Such gain or loss will be measured by the difference between the option price and the amount received for the shares at the time of disposition.

     If the optionee disposes of shares acquired upon exercise of an Incentive Option before the expiration of the applicable holding periods, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent of the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the option price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon whether the shares have been held for more than one year.

     The tax consequences may vary if an Incentive Option is exercised by paying the exercise price, in whole or in part, by the transfer to the Company of shares of common stock. If the optionee  transfers  shares  of common  stock  which  he  or  she received through the exercise of an incentive stock option and which he or she had not held for the requisite holding period prior to the transfer, the optionee will recognize income as if the shares had been sold or exchanged. The basis of the new shares received pursuant to the exercise would be the optionee's basis in the tendered shares, plus the amount of income recognized, plus the amount of cash paid, if any.

     The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Option. At the time of a disqualifying disposition by an optionee, the Company generally will be entitled to a deduction to the extent that the optionee recognizes ordinary income.

     Non-Qualified Options. An optionee recognizes no income at the time a Non-Qualified Option is granted under the Plan. An optionee will recognize ordinary income at the time a Non-Qualified Option is exercised in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price; provided, however, that if an optionee who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 (an officer, director or 10% stockholder) exercises a Non- Qualified Option within six months of the date of grant, the optionee will recognize ordinary income on the date that is six months after the date of grant unless the optionee makes an election under Section 83(b) of the Code to recognize income at the time of the exercise. The Company generally will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have recognized ordinary income in connection with the exercise of a Non-Qualified Option if provision is made for withholding of federal income taxes, where applicable.

     An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a Non- Qualified Option in an amount equal to the difference between the amount realized and the tax basis of such shares, which will equal the option price paid plus the amount included in the employee's income by reason of the exercise of the option. Provided such shares are held as a capital asset, such gain or loss will be long-term or short- term capital gain or loss depending upon whether the shares have been held for more than one year.

     The Company has the right to deduct any sums required by federal, state or local tax laws to be withheld with respect to the exercise of any Non-Qualified Option from sums owing to the person exercising the option or, in the alternative, may require the person exercising the option to pay such sums to the Company prior to or in connection with such exercise.

     Optionees  should  consult  with  their  own  tax   advisors
regarding  the  tax  consequences  of  the  Incentive  and   Non-
Qualified Options.

Vote Required

     Approval   of  the  amendment  to  the  Plan  requires   the
affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting.

     The Board of Directors unanimously recommends a vote FOR the approval of the amendment to the Plan.


              VII.  Independent Public Accountants

     Deloitte & Touche LLP has acted as the Company's independent public accountants since the fiscal year ending December 31, 1994. The Company intends to engage their services again to perform the 1997 audit. Deloitte & Touche LLP has advised the Company that they had no direct or indirect financial interest in the Company and its subsidiaries. Deloitte & Touche LLP has not indicated to the Company that it is unwilling to serve again as the Company's independent public accountants. The Company does not anticipate Deloitte & Touche LLP will attend the Annual Meeting.

     In connection with its audits for the two most recent years ended December 31, 1996, and the subsequent interim period through March 31, 1997, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements.


       VIII.  Date for Submission of Stockholder Proposals
                     For 1998 Annual Meeting

     Any proposal relating to a proper subject which a stockholder may intend to present for action at the 1998 Annual Meeting of Stockholders and which such stockholder may wish to have included in the Company's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, be received in proper form by the Company at its principal executive office not later than January 7, 1998. It is suggested that any such proposal be submitted by certified mail, return receipt requested.


                       IX. Other Business

     Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the Annual Meeting or any adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act, and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

               By Order of the Board of Directors,

                    MICHAEL SILVERMAN
                    President
San Diego, California
April 1, 1997

                            EXHIBIT I

                              This Document Constitutes Part of a
                              Prospectus Covering Securities That
                                   Have Been Registered under The
                                          Securities Act of 1933.

                                          Dated: February 8, 1996

                         BOATRACS, INC.
                     1996 STOCK OPTION PLAN
                   (as amended March 24, 1997)

1.  Purposes of the Plan.

     The Boatracs, Inc. 1996 Stock Option Plan (the "Plan") is intended to promote the interests of Boatracs, Inc., a California corporation (the "Company"), by providing a method whereby (i) employees of the Company (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations), and (ii) non-employees who provide valuable services to the Company (or its parent or subsidiary corporations), as determined by the Plan Administrator, may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the
Company  (or  its  parent   or   subsidiary corporations).

2.  Administration of the Plan.

     (a) The Plan shall be administered by the Company's Board of Directors (the "Board") or, to the extent provided by the Board, a committee (the "Committee") appointed by the Board, which shall consist of not less than two non-employee directors (as such term is defined in Rule 16b-3, or any successor rule, under the Securities Exchange Act of 1934), who shall serve at the pleasure of the Board; provided, however, that the Plan may be administered by the Board. For purposes of the Plan, the term "Plan Administrator" shall mean the Board, or if the Board delegates responsibility for any matter to the Committee. The Board may alter the Plan administration so that the Plan administration is structured to comply with the rules governing a discretionary plan under Rule 16b-3.

     (b) Subject to the provisions of the Plan, the Plan Administrator shall have full power and authority to select the Optionees (as defined in Section 3) to be granted the options under the Plan, and to determine (i) whether each granted option is to be an incentive stock option ("Incentive Stock Option") which satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or a non-statutory Stock Option not intended to meet such requirements, (ii) the number of shares to be subject to such option; (iii) the exercise prices of such shares, (iv) the terms of exercise, (v) the expiration dates and (vi) all other terms and conditions upon which such option may be exercised. The Plan Administrator shall have the full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option. No person acting under this subsection shall be held liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

     (c) The Company shall indemnify and hold harmless each Committee member and each director of the Company, and the estate and heirs of such Committee member or director, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or director, his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items.

3.  Eligibility for Option Grants.

     The   persons eligible to receive option grants pursuant  to
the Plan ("Optionees") are as follows:

          (i) employees of the Company (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Company (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Company (or its parent or subsidiary corporations); and

          (ii) non-employees who provide valuable services to the Company (or its parent or subsidiary corporations).

4.  Stock Subject to the Plan.

          (a) The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired common stock (the "Common Stock"). The aggregate number of shares which may be issued under the Plan shall not exceed 1,000,000 shares of Common Stock. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section 4.

          (b) Should an option be terminated for any reason without being exercised or surrendered in whole or in part, the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under the Plan.

          (c) In the event that the outstanding shares of Common Stock issuable under the Plan as a class are increased or decreased, or changed into or exchanged for a different number or kind of shares or securities, as a result of any Corporate Transactions (as defined in Section 7), stock splits, stock dividends, or the like affecting the outstanding Common Stock as a class, then appropriate adjustments shall be made to the aggregate number of
     shares  issuable  under the Plan  and  to   the  number   of
     shares and price per share of the Common Stock subject to each outstanding option, in order to prevent the dilution or enlargement of benefits under such outstanding options.

5.  Terms and Conditions of Options.

     Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Stock Options or non-statutory Stock Options. Individuals who are not employees of the Company or its parent or subsidiary corporations may only be granted non-statutory Stock Options. Each granted option shall be evidenced by one or more written instruments in a form approved by the Plan Administrator; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified in this Section 5.

     (a)  Option Price.

     (1) The option price per share (the "Option Price"), (a) with respect to a non-qualified Stock Option, shall be between eighty-five percent (85%) and one hundred percent (100%) of the fair market value of a share of Common Stock on the date of the option grant, as determined by the Company on a case by case basis and (b) with respect to an Incentive Stock Option, shall, subject to subsection (a)(2) below, be one hundred percent (100%) of the fair market value of a share of Common Stock on the date of the option grant.

     (2) 10% Shareholder. If any Optionee under the Plan is on the date of grant of an Incentive Stock Option the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (a "10% Shareholder"), then the option price per share acquired pursuant to exercise of an Incentive Stock Option shall not be less than one hundred and ten percent (110%) of the fair market value of a share of Common Stock on the date of the option grant.

     (3) The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of the instrument evidencing the grant, be payable in one of the alternative forms specified below:

          (i)  full  payment  in  cash or cash equivalents; or

          (ii)   full payment in shares of Common Stock having  a
     fair  market value on the Exercise Date (as defined   below)
     in an amount equal to the option price; or

          (iii)   a combination of shares of Common Stock  valued
     at   fair market value on the Exercise Date and cash or cash
     equivalents, equal in the aggregate to the option price; or

          (iv)  any  other  form  of consideration  as  the  Plan
     Administrator may approve.

For  purposes of this Section 5(a)(3), the Exercise Date shall be
the  first  date on which the Company shall have  received   both
written notice of the exercise of the option and payment of the option price for the purchased shares of Common Stock.

     (4) For all valuation purposes under the Plan, the fair market value of a share of Common Stock shall be determined in accordance with the following provisions:

          (i)  If  the Common Stock is not at the time listed  or
     admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Common Stock in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system, on the date of the option grant or Exercise Date, as the case may be. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall
     be    determinative of fair market value.

          (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Plan Administrator in accordance with Section 260.140.50 of the California Code of Regulations or any successor rule.

     (b) Option Period. The term of each option shall commence on the date of grant of the option and shall be seven (7) years, except that if an Incentive Stock Option is granted to an
Optionee   who,  immediately before the grant of  the   Incentive
Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the exercise period specified in the option agreement for which the Incentive Stock Option thereunder is granted, shall not exceed five years from the date of grant. Subject to other provisions of the Plan,
(a) each Incentive Stock Option shall be exercisable during its term as to twenty percent (20%) of the Incentive Stock Option shares during the twelve (12) months beginning on the first anniversary of the date of grant, and twenty percent (20%) thereafter during each of the four (4) next successive twelve
(12) month periods, and (b) each non-qualified Stock Option shall be exercisable over a five (5) year term, as determined by the Company on a case by case basis, provided, however, that each non-qualified Stock Option shall be exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the non-qualified Stock Option is granted. Additionally, if an Optionee shall not in any period purchase all of the option shares which the Optionee is entitled to purchase in such period, then the Optionee may purchase all or any part of such shares subject to this Agreement at any time after the end of such period and prior to the expiration of the option.

     (c)  Effect of Termination.

          (1) Subject to the other provisions of the Plan, should an Optionee cease to be a service provider to the Company ("Service Provider"), or employee or director, for any reason (including death or permanent disability as defined in Section 105(d)(4) of the Internal Revenue Code), then any option or options granted under the Plan to such Optionee and outstanding on the Cessation Date (as defined below) shall remain exercisable for a period not to exceed six (6) months from the date of such cessation of Service Provider, employee or director, status (the "Cessation Date"), the specific amount of time to be determined at the time of granting the option; provided, however, that under no circumstances shall such options be exercisable after the expiration date of the option term specified in the instrument evidencing the option grant. Notwithstanding the foregoing, such shorter period of exercisability following the Cessation Date, as determined by the
     Company at the time of original grant, shall in no event be less than: (i) six (6) months in the event that employment termination is due to the death or disability of the Optionee and (ii) thirty (30) days in the event that employment termination is due to any other reason. Each such option shall, during such six (6) month or shorter period, be exercisable to the extent of the number of shares (if any) for which the option is exercisable on the Cessation Date (the "Vested Shares"), and to the extent that on the Cessation Date the number of shares (if any) for which the option is not exercisable will become exercisable within the following year, the Optionee may exercise the option for a percentage of such shares based on the following fraction: the numerator shall be the number of days from the last anniversary date of the grant of the option to the Cessation Date and the denominator shall be the number of days from the last anniversary date of the grant of the option to the next anniversary date of the grant of the option. Upon the expiration of such six (6) month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

          (2) Notwithstanding subsection (c)(1) above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the Cessation Date to provide that options held by such Optionee may be exercised not only with respect to
     Vested Shares as of the Cessation Date, but also with respect to one or more subsequent installments of shares for which the option would otherwise have become exercisable had such cessation of Service Provider status not occurred.

          (3) For purposes of the Plan, the Optionee shall be deemed to be a Service Provider of the Company for so long as the Optionee renders periodic services to the Company or one or more of its parent or subsidiary corporations.

     (d) No Employment or Service Contract. Nothing in the Plan shall confer upon the Optionee any right to continue in the service of the Company (or any parent or subsidiary corporation of the Company employing or retaining the Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionee) or the Optionee, to terminate the service provider status of Optionee at any time for any reason or no reason whatsoever, with or without cause.

     (e)  Stockholder Rights.  An Optionee shall have none of the rights of a stockholder with respect to any shares covered by the
option   until  such  individual shall have duly  exercised   the
option and paid the option price.

     6.  Exercise of Options.

     (a) Each Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the Company's principal office, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by the Company.

     (b) Exercise of each Option is conditioned upon the agreement of the Optionee to the terms and conditions of this Plan and of such Option as evidenced by the Optionee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Optionee that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933 (the
"Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) each Optionee will timely file all reports required under federal securities laws, and (e) each Optionee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     (c) No Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Option is duly tendered before its expiration, such Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     (d) Withholding Taxes. The Company shall have the right at the time of exercise of any Stock Option to make adequate provision for any federal, state, local, or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise.

     (e) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the
Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). In the event that Section 422 of the Internal Revenue Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the $100,000 limitation set forth above, the dollar limitation of this Section 6(e) shall be automatically adjusted accordingly. To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Stock Options shall be applied on the basis of the order in which such options are granted, and any Incentive Stock Options subject to the limitations of this Section 6(e) shall be treated as non-qualified Stock Options subject to the applicable terms and conditions of the Plan.

7.  Corporate Transactions.

     (a)   In the event of any of the following transactions   (a
"Corporate Transaction"):

          (i)  a merger or consolidation in which the Company  is
     not  the  surviving  entity, except for  a  transaction  the
     principal  purpose  of  which  is to change the   State   of
     the  Company's incorporation,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

          (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, then each outstanding option which is not to be assumed by the successor corporation or parent thereof (or to be replaced with a comparable option to purchase shares of the capital stock of such successor corporation or parent thereof)
     automatically shall be accelerated so that each such option, immediately prior to the specified effective date for such Corporate Transaction, shall become fully exercisable with respect to the total number of shares of Common Stock purchasable under such option. Any such accelerated options not exercised as of the consummation of the Corporate Transaction shall terminate and cease to be exercisable, unless assumed by the successor corporation or parent thereof (or replaced with a comparable option to purchase shares of the capital stock of such successor corporation or parent thereof).

     (b)   In  connection  with  any Corporate  Transaction,  the
exercisability of any accelerated options under the  Plan  as  an
Incentive  Stock Option shall remain subject to  the   applicable
dollar limitation of Section 6(e).

     (c) The Plan Administrator shall have the right and power at any time to waive in whole or in part, absolutely or conditionally, any right of the Company contained in any instrument or option agreement evidencing any options granted under the Plan.

     (d) The grant of options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

8.  Amendment of the Plan.

     (a) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan; and provided further, that the Board shall not, without the approval of the stockholders of the Company where required by law.

     (b) The provisions of this Plan pertaining to Incentive Stock Options are intended to comply with all requirements of the Internal Revenue Code pertaining to qualification of such incentive stock options as Incentive Stock Options under the Internal Revenue Code and all provisions of the Plan with respect thereto shall be construed in a manner consistent therewith.

9.  Effective Date and Term of Plan.

     (a) The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the shareholders of the Company. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the Plan effective date and before the date fixed herein for termination of the Plan.

     (b) Unless sooner terminated in accordance with the provisions hereof, the Plan shall terminate upon the earlier of
(i) the expiration of the eight (8) year period measured from the date of the Board's adoption of the Plan or (ii) the date on which all shares available for issuance under the Plan shall have been issued or canceled pursuant to the exercise or surrender of options granted under the Plan.

10.  Regulatory Approvals.

     The implementation of the Plan, the granting of any option under the Plan, and the issuance of Common Stock upon the exercise or surrender of any such option, shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under the Plan and the Common Stock issued pursuant to the Plan.

11.  Requests for Information.

     For    additional  information  about  the   Plan   or   the
Plan Administrator, please direct all such requests to the Chief Financial Officer of Boatracs, Inc., 6440 Lusk Boulevard, Suite D201, San Diego, CA 92121, telephone number
(619) 587-1981.

 12.  Financial Reports.

     The Company shall deliver financial and other information regarding the Company, on an annual or other periodic basis, to each individual holding an outstanding option under the Plan, to the extent the Company is required to provide such information pursuant to Section 260.140.46 (or any successor thereto) of the Rules of the California Corporations Commissioner.

13.  Successors in Interest.

     The Company shall not assign or delegate to any other person this Plan or any rights or obligations under this Plan. Subject to any restriction on transferability contained in this Plan, this Plan shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Plan. Nothing in this Paragraph shall create any rights enforceable by any person not a party to this Plan, except for the rights of the successors-in-interest and assigns of each party to this Plan, unless such rights are expressly granted in this Plan to other specifically identified persons.

14.  Governing Law.

     This   Plan  shall  be  construed in  accordance  with,  and
governed by, the laws of the State of California.

15.  Attorney's Fees.

     In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Plan the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, and actual attorney's and expert witness fees relating to or arising out of (a) such Proceeding (whether or not such Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's and expert witness fees.

16.  Prior Understandings.

     This Plan contains the entire agreement between the parties with respect to the subject matter of the Plan, is intended as a final expression with respect to such terms as are included in the Plan, and supersedes all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede or accompany the execution of the Plan.

17.  Arbitration.

     All   disputes pertaining to this Plan shall be resolved  by
the American  Arbitration Association pursuant to its  rules   in
San Diego, California.

18.  Option Non-Transferable; Exceptions

     This   option  shall be neither transferable nor  assignable
by  Optionee  other  than  by  will or by the  laws  of   descent
and  distribution   and   may  be  exercised,  during  Optionee's
lifetime, only by Optionee.

                        FORM OF PROXY FRONT

PROXY

    SOLICITED BY THE BOARD OF DIRECTORS OF BOATRACS, INC.

    ANNUAL MEETING OF SHAREHOLDERS--Wednesday May 7, 1997
                       BOATRACS, INC.

THE UNDERSIGNED hereby appoints Michael Silverman & Luis Maizel their true and lawful proxies (with full power of substitution to vote in their name, place and stead all shares in Boatracs, Inc. that the undersigned owns or is entitled to vote at the Annual Meeting of Shareholders to be held May 7, 1997, and at any adjournment thereof, upon the matters listed below in accordance with the following instructions:

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Please specify choices, date, sign and return the proxy in the enclosed envelope. No postage is required if returned in the enclosed envelope and mailed in the United States.

          (Continued, and to be marked, dated and signed, on the other side)

                     FORM OF PROXY BACK


If any of the following boxes are checked the shares covered by this proxy will be voted in accordance herewith. If no box is checked the proxies will be voted for the persons nominated as directors by the Board of Directors. On other matters presented, the shares will be voted in accordance with the persons best judgement.


               FOR  WITHHELD
               ALL  FOR ALL

1.ELECTION OF
  DIRECTORS     //     //          2.  TO VOTE FOR APPROVAL
  NOMINEES:                            OF THE AMENDMENT TO
                                       THE BOATRACS, INC.
Michael Silverman                      1996 STOCK OPTION PLAN
Annette Friskopp                              FOR    AGAINST   ABSTAIN
Giles Bateman                                  //       //        //
Norman Kane
Luis Maizel                        3.   TO TRANSACT ANY OTHER
Ilana Silverman                         BUSINESS THAT MAY PROPERLY
                                        COME BEFORE THE ANNUAL
                                        MEETING OR ANY ADJOURNMENT
                                        THEREOF.

_________________________________________
For all nominees except as noted above

                                          Receipt of the Boatracs
                                          Inc. Proxy Statement and
                                          Annual Report
                                          for the year ended
                                          December 31, 1996 is hereby
                                          acknowledged. Please vote
                                          my shares as indicated on
                                          the face of this proxy.




Signature(s)_______________________________Date__________________

     NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

(BOATRACS, INC. LETTERHEAD)


TO OUR SHAREHOLDERS

Fiscal 1996 was a building block year for BOATRACS. It marked the fifth consecutive year of record revenues. In addition, the company attained several significant milestones, which will securely position it for future growth.

Total revenues for 1996 grew 31.3% to $3.5 million up from $2.7 million in 1995. This reflects a compound growth over the last five years of 65% from $474,000 to $3,500,000. As the leading innovator in the marine satellite communications market, we intend to sustain this momentum by growing within our existing markets, expanding into new international markets, and developing new services to generate additional revenue.

On a geographical breakdown, the company achieved a profit of $360,000 in the U.S. which was offset by the expenses of further establishing the European and Canadian markets as well as research and development.

During 1996, the company continued its commitment to software development, including e-mail capability, and phone and fax communications, to provide customers greater flexibility, enhanced data flow between vessels and base stations, and increased efficiencies for their operations. We are anticipating that these software upgrades will generate an increase in our messaging revenues in the future. All these expenditures have been charged to revenue consistent with our past policies.

BOATRACS achieved the following milestones in 1996:

1) We significantly advanced our European sales and distribution network to support growth in Europe.

2) We successfully reversed the restriction on our exclusivity with QUALCOMM in the marine arena by exceeding sales of 700 units. This provides BOATRACS with the exclusive distribution rights to the Gulf of Mexico and inland waterways of the U.S.

3) We hosted our first Users Conference in New Orleans in conjunction with the annual International WorkBoat Show. This one-day event, which was well received by attendees, provided our customers the opportunity to interact with each other and discuss various ways they use the BOATRACS system to increase efficiency and reduce costs.

4) We participated in a volunteer program between some of our customers and the National Marine Fisheries Service. We are hopeful that a successful outcome will generate a significant expansion of our user base in this target area.

Since the end of our financial year, we have announced a major contract to supply Deutsche Binnenreederei, Europe's largest barge company, with an initial order of 105 units and additional units to follow. This marks our largest
European contract to date and is a tremendous testimony to our innovative technology.

BOATRACS is progressing so rapidly and favorably because of its dedicated and enthusiastic team of staff, directors and professionals. Many of these wonderful people have spent countless hours doing work, above and beyond what was expected, to push the company forward and to fulfill all our customers' needs. I would like to express my personal gratitude to Annette Friskopp, in particular, who has taken on the responsibility of growing our European operation while, at the same time, keeping an eye on all our software development and worldwide sales.

As the volume of data transmissions increases, both domestically and internationally, we are positioning
BOATRACS as the technology leader and the preferred provider for all marine applications worldwide.


/s/ MICHAEL L. SILVERMAN
    Michael L. Silverman
    President, Chief Executive Officer